January 8, 2010

Dear Stockholder,

Last year you voted in favor of merging Cohen & Steers REIT and Utility Income Fund, Inc. into Cohen & Steers Infrastructure Fund, Inc. (the Fund) and increasing the number of authorized common shares. We would like to thank you for your support. Of those who responded, an overwhelming 85% voted “FOR” the proposals. Like you, they recognized the benefits:

•	Lower operating expenses

•	Similar investment objectives and policies

•	No dilution to stockholders

•	A tax-free event for federal income-tax purposes

Because not all stockholders voted, however, we are still short of the votes needed to approve the proposals. Therefore, we will reconvene a special stockholders’ meeting on February 26, 2010.

•

If you do not wish to change your vote, NO FURTHER ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, your shares will be voted according to your instructions on the previously submitted proxy card, or pursuant to any instructions you submitted by telephone or through the internet.

•	If you wish to change your vote, please call the Fund’s proxy solicitor, Broadridge, at 866.615.7265.

Please understand that the increase in the number of authorized common shares is not dilutive, and will not increase the Fund’s outstanding common stock. Except for shares issued in the merger and in connection with the Fund’s dividend reinvestment plan, the Fund does not currently intend to issue stock.

If you have any further questions, please contact Cohen & Steers at 800.330.7348. Thank you.

Sincerely,

/s/ Martin Cohen	/s/ Robert H. Steers
Martin Cohen	Robert H. Steers
Director and Co-Chairman	Director and Co-Chairman

280 Park Avenue, New York, NY 10017-1216 Tel: 212•832•3232 Fax: 212•832•3622	UTF1

January 8, 2010

Dear Stockholder,

Last year you either voted against or abstained from voting on merging Cohen & Steers REIT and Utility Income Fund, Inc. into Cohen & Steers Infrastructure Fund, Inc. (the Fund) and increasing the number of authorized common shares. Of those who responded, an overwhelming 85% voted “FOR” the proposals. We believe they recognized the benefits:

•	Lower operating expenses

•	Similar investment objectives and policies

•	No dilution to stockholders

•	A tax-free event for federal income-tax purposes

Because not all stockholders voted, however, we are still short of the votes needed to approve the proposals. Therefore, we will reconvene a special stockholders’ meeting on February 26, 2010.

We strongly urge you to reconsider and vote “FOR” the proposals. We have enclosed the related proxy materials notifying you of the reconvened special stockholders’ meeting. If you have any questions about what the proposals will mean for you, let our Proxy Specialist answer them (the contact information is below). If you would like to change your vote, you may do so using one of the following methods:

1.	Speak directly to a Proxy Specialist who can answer your questions and record your vote. (Telephone: 866.615.7265 Mon.–Fri. 9:30 am–9 pm, Sat. 10 am–6 pm ET)

2.	Log on to www.proxyvote.com and enter your control number, which is printed on the enclosed proxy card, and vote by following the on-screen prompts.

3.	Call the telephone number on the enclosed proxy card, enter the control number printed on the card and follow the touchtone prompts.

4.	Mail in your signed proxy card in the envelope provided.

Please understand that the increase in the number of authorized common shares is not dilutive, and will not increase the Fund’s outstanding common stock. Except for shares issued in the merger and in connection with the Fund’s dividend reinvestment plan, the Fund does not currently intend to issue stock.

Your prompt response will help reduce proxy costs and will help eliminate your receipt of follow-up phone calls or additional mailings. If you have any questions about the proposals, please contact Cohen & Steers at 800.330.7348. Thank you.

Sincerely,

/s/ Martin Cohen	/s/ Robert H. Steers
Martin Cohen	Robert H. Steers
Director and Co-Chairman	Director and Co-Chairman

280 Park Avenue, New York, NY 10017-1216 Tel: 212•832•3232 Fax: 212•832•3622	UTF2

January 8, 2010

Dear Stockholder,

Last year we asked stockholders to approve the merger of Cohen & Steers REIT and Utility Income Fund, Inc. into Cohen & Steers Infrastructure Fund, Inc. (the Fund) and increase the number of authorized common shares. Of those who responded, an overwhelming 85% voted “FOR” the proposals. We believe they recognized the benefits:

•	Lower operating expenses

•	Similar investment objectives and policies

•	No dilution to stockholders

•	A tax-free event for federal income-tax purposes

Because not all stockholders voted, however—including you—we are still short of the votes needed to effect the proposals. Therefore, we will reconvene a special stockholders’ meeting on February 26, 2010 to consider the proposal. The Board of Directors kindly requests that you cast your vote “FOR” the proposals. Every vote truly does count.

We have enclosed the related proxy materials notifying you of the reconvened special stockholders’ meeting. If you have any questions about what the proposals will mean for you, let our Proxy Specialist answer them (the contact information is below). It’s easy to vote. Simply choose one of the following methods:

1.	Speak directly to a Proxy Specialist who can answer your questions and record your vote. (Telephone: 866.615.7265 Mon.–Fri. 9:30 am–9 pm, Sat. 10 am–6 pm ET)

2.	Log on to www.proxyvote.com and enter your control number, which is printed on the enclosed proxy card, and vote by following the on-screen prompts.

3.	Call the telephone number on the enclosed proxy card, enter the control number printed on the card and follow the touchtone prompts.

4.	Mail in your signed proxy card in the envelope provided.

Please understand that the increase in the number of authorized common shares is not dilutive, and will not increase the Fund’s outstanding common stock. Except for shares issued in the merger and in connection with the Fund’s dividend reinvestment plan, the Fund does not currently intend to issue stock.

NOTE THAT YOU MUST CAST YOUR VOTE;

YOUR FINANCIAL ADVISOR CANNOT VOTE YOUR SHARES.

Your prompt response will help reduce proxy costs and will help eliminate your receipt of follow-up phone calls or additional mailings. If you have any questions about the proposal, please contact Cohen & Steers at 800.330.7348. Thank you.

Sincerely,

/s/ Martin Cohen	/s/ Robert H. Steers
Martin Cohen	Robert H. Steers
Director and Co-Chairman	Director and Co-Chairman

280 Park Avenue, New York, NY 10017-1216 Tel: 212•832•3232 Fax: 212•832•3622	UTF3

January 8, 2010

Dear Stockholder,

Last year we asked stockholders to approve the merger of Cohen & Steers REIT and Utility Income Fund, Inc. into Cohen & Steers Infrastructure Fund, Inc. (the Fund) and increase the number of authorized common shares. Of those who responded, an overwhelming 85% voted “FOR” the proposals. We believe they recognized the benefits:

•	Lower operating expenses

•	Similar investment objectives and policies

•	No dilution to stockholders

•	A tax-free event for federal income-tax purposes

Because not all stockholders voted, however, we are still short of the votes needed to effect the merger. Therefore, we will reconvene a special stockholders’ meeting on February 26, 2010 to consider the proposals. The Board of Directors kindly requests that you cast your vote “FOR” the proposal. As a new stockholder, this will be your first opportunity to vote. We urge you to do so; every vote truly does count. Simply choose one of the following methods:

1.	Speak directly to a Proxy Specialist who can answer your questions and record your vote. (Telephone: 866.615.7265 Mon.–Fri. 9:30 am–9 pm, Sat. 10 am–6 pm ET)

2.	Log on to www.proxyvote.com and enter your control number, which is printed on the enclosed proxy card, and vote by following the on-screen prompts.

3.	Call the telephone number on the enclosed proxy card, enter the control number printed on the card and follow the touchtone prompts.

4.	Mail in your signed proxy card in the envelope provided.

Please understand that the increase in the number of authorized common shares is not dilutive, and will not increase the Fund’s outstanding common stock. Except for shares issued in the merger and in connection with the Fund’s dividend reinvestment plan, the Fund does not currently intend to issue stock.

NOTE THAT YOU MUST CAST YOUR VOTE;

YOUR FINANCIAL ADVISOR CANNOT VOTE YOUR SHARES.

Your prompt response will help reduce proxy costs and will help eliminate your receipt of follow-up phone calls or additional mailings. If you have any questions about the proposal, please contact Cohen & Steers at 800.330.7348. Thank you.

Sincerely,

/s/ Martin Cohen	/s/ Robert H. Steers
Martin Cohen	Robert H. Steers
Director and Co-Chairman	Director and Co-Chairman

280 Park Avenue, New York, NY 10017-1216 Tel: 212•832•3232 Fax: 212•832•3622	UTF4